Commitments and provisions	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Commitments and provisions	Commitments and provisionsBesides the Company's long-term lease agreement, there are commitments to make investments in the net investments portfolio of the Company. As at December 31, 2020, the Company had $4.6 million in co-investment commitments from the lending segment, all due within one year (December 31, 2019 - $6.6 million).